UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2003

META Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27280
(State or other jurisdiction of incorporation)	(Commission file number)

06-0971675
(IRS Employer Identification No.)

208 Harbor Drive, Stamford, Connecticut	06912-0061
(Address of principal executive office)	(Zip Code)

(203) 973-6700
(Registrant’s telephone number, including area code)

No change since last report
(Former name or address, if changed since last report)

Item 12. Regulation FD Disclosure

See the attached transcript from the conference call regarding the earnings and financial performance for META Group, Inc. (“the Company”) for the quarter ended June 30, 2003 hereby furnished under Item 12 (Results of Operations and Financial Condition).  This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META Group, Inc.

Date: August 14, 2003	By:	/s/ John A. Piontkowski
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99	Transcript from the conference call regarding the earnings and financial performance for META Group, Inc. (“the Company”) for the quarter ended June 30, 2003